SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 3, 2004
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  1-14770                                43-1813160
         (Commission File Number)            (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)
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Item 5   Other Events and Regulation FD Disclosure and
Item 9   Regulation FD Disclosure

      On June 3, 2004, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of May, which ended May 29, 2004. The full text of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

Exhibits:

     99.1 Press Release, dated June 3, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PAYLESS SHOESOURCE, INC.

Date: June 3, 2004                           By:     /s/ Ullrich E. Porzig
                                                     ---------------------------
                                                     Ullrich E. Porzig
                                                     Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer
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                                  EXHIBIT INDEX

       Exhibit No.         Exhibit
       -----------         -------

          99.1             Press Release, dated June 3, 2004.